					Exhibit 99
GENERAL ELECTRIC CAPITAL CORPORATION
Condensed Statement of Earnings

	Three months ended September 30			Nine months ended September 30
(Dollars in millions, Unaudited)	2014	2013	V%	2014	2013	V%

Revenues
Revenues from services	$10,423	$10,573		$31,124	$32,900
Sales of goods	28	33		89	90
Total revenues	10,451	10,606	(1)%	31,213	32,990	(5)%

Costs and expenses
Costs of sales, operating and administrative
expenses	5,107	4,963		14,558	14,706
Interest	2,093	2,224		6,325	6,994
Investment contracts, insurance losses and insurance
annuity benefits	700	714		2,041	2,131
Provision for losses on financing receivables	957	789		2,895	3,256
Total costs and expenses	8,857	8,690	2%	25,819	27,087	(5)%

Earnings from continuing operations before
income taxes	1,594	1,916	(17)%	5,394	5,903	(9)%
Benefit (provision) for income taxes	(47)	(3)		(29)	(100)

Earnings from continuing operations	1,547	1,913	(19)%	5,365	5,803	(8)%
Earnings (loss) from discontinued operations,
net of taxes	57	(91)		33	(334)

Net earnings	1,604	1,822	(12)%	5,398	5,469	(1)%
Less net earnings (loss) attributable to
noncontrolling interests	55	10		76	38
Net earnings attributable to GECC	1,549	1,812	(15)%	5,322	5,431	(2)%
Preferred stock dividends declared	-	-		(161)	(135)
Net earnings attributable to
GECC common shareowner	$1,549	$1,812	(15)%	$5,161	$5,296	(3)%

Amounts attributable to GECC common shareowner:
Earnings from continuing operations	$1,547	$1,913	(19)%	$5,365	$5,803	(8)%
Less net earnings (loss) attributable to
noncontrolling interests	55	10		76	38
Earnings from continuing operations attributable
to GECC	1,492	1,903	(22)%	5,289	5,765	(8)%
Preferred stock dividends declared	-	-		(161)	(135)
Earnings from continuing operations attributable to GECC
common shareowner	1,492	1,903	(22)%	5,128	5,630	(9)%
Earnings (loss) from discontinued operations,
net of taxes	57	(91)		33	(334)
Net earnings attributable to GECC
common shareowner	$1,549	$1,812	(15)%	$5,161	$5,296	(3)%

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GENERAL ELECTRIC CAPITAL CORPORATION

Summary of Operating Segments

	Three months ended September 30			Nine months ended September 30
(Dollars in millions, unaudited)	2014	2013	V%	2014	2013	V%

Revenues
Commercial Lending and Leasing (CLL)	$3,681	$3,677	-%	$10,874	$11,091	(2)%
Consumer	3,622	3,683	(2)%	10,822	11,158	(3)%
Real Estate	697	689	1%	1,992	3,218	(38)%
Energy Financial Services	344	438	(21)%	1,120	1,084	3%
GE Capital Aviation Services (GECAS)	1,262	1,312	(4)%	3,952	3,973	(1)%
Total segment revenues	9,606	9,799	(2)%	28,760	30,524	(6)%
Corporate items and eliminations	845	807	5%	2,453	2,466	(1)%
Total revenues	$10,451	$10,606	(1)%	$31,213	$32,990	(5)%

Segment profit
CLL	$617	$479	29%	$1,722	$1,702	1%
Consumer	621	898	(31)%	1,879	2,262	(17)%
Real Estate	175	464	(62)%	703	1,589	(56)%
Energy Financial Services	61	150	(59)%	290	293	(1)%
GECAS	133	173	(23)%	828	825	-%
Total segment profit	1,607	2,164	(26)%	5,422	6,671	(19)%
Corporate items and eliminations	(115)	(261)	56%	(133)	(906)	85%
Earnings from continuing operations
attributable to GECC	1,492	1,903	(22)%	5,289	5,765	(8)%
Preferred stock dividends declared	-	-	-%	(161)	(135)	(19)%
Earnings from continuing operations attributable
to GECC common shareowner	1,492	1,903	(22)%	5,128	5,630	(9)%
Earnings (loss) from discontinued operations,
net of taxes	57	(91)	F	33	(334)	F
Net earnings attributable to GECC common shareowner	$1,549	$1,812	(15)%	$5,161	$5,296	(3)%

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GENERAL ELECTRIC CAPITAL CORPORATION

Condensed Statement of Financial Position

(In billions, unaudited)	September 30, 2014	December 31, 2013

Assets
Cash & marketable securities	$126.6	$118.5
Inventories	0.1	0.1
Financing receivables - net	237.4	253.0
Property, plant and equipment - net	49.1	51.6
Goodwill & intangible assets - net	26.9	27.3
Other assets	62.3	63.9
Assets of businesses held for sale	3.2	0.1
Assets of discontinued operations	1.3	2.3
Total assets	$506.9	$516.8

Liabilities and equity
Borrowings and bank deposits	$358.5	$371.1
Investment contracts, insurance liabilities and insurance annuity benefits	28.0	27.0
Other liabilities	29.4	31.8
Liabilities of businesses held for sale	0.9	-
Liabilities of discontinued operations	1.0	3.8
GECC shareowners' equity	86.3	82.7
Noncontrolling interests(a)	2.8	0.4
Total liabilities and equity	$506.9	$516.8

(a)	Included $2.4 billion related to the Synchrony Financial initial public offering.

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